Prospectus and Summary Prospectus
Supplement

April 30, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 30, 2021 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2021

Growth Portfolio (Class IR) (the "Fund")

Effective at the close of business on May 21, 2021, the Fund will suspend offering Class IR shares of the Fund to new investors, except as follows. The Fund will continue to offer Class IR shares of the Fund:

(1)  through certain retirement plan accounts,

(2)  to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs,

(3)  to directors and trustees of the Morgan Stanley Funds,

(4)  to Morgan Stanley affiliates and their employees,

(5)  to benefit plans sponsored by Morgan Stanley and its affiliates and

(6)  omnibus accounts sponsored or serviced by a financial intermediary that currently hold shares of the Fund in such accounts.

Retirement plan accounts (including new retirement plan accounts) investing through platforms that trade omnibus by plan for Fund shares as of [May 21], 2021, fall under the exception for "certain retirement plan accounts" set forth above.

Existing omnibus accounts (accounts offered on platforms that aggregate all underlying client-level transactions into one account) that are shareholders of record are considered one type of existing shareholder. Therefore, shares of the Fund will continue to be offered to underlying clients (including new clients) through such existing omnibus accounts.

The Fund will continue to offer Class IR shares of the Fund to existing shareholders. In addition, the Adviser, in its discretion, may make certain exceptions to the suspended offering of Class IR shares of the Fund.

The Fund may recommence offering Class IR shares of the Fund to new investors in the future. Any such offerings of the Fund's Class IR shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

  IFIGRWIRPSUMPROSPT 4/21